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Exhibit 10.24

ADS ALLIANCE DATA SYSTEMS, INC.

ASSOCIATE CONFIDENTIALITY AGREEMENT

        WHEREAS ADS Alliance Data Systems, Inc. ("ADSI") and its Affiliates carry on the business of transaction services, credit services and marketing services for businesses. Specifically for transaction services this includes the authorization, collection and settlement of sales transactions and other data at point of sale, phone or Internet. Additionally, it includes account and cardholder processing, generating and printing billing statements and processing payments. Transaction services also includes customer service and collection calls provided by ADSI's inbound and outbound call center. Credit services includes the underwriting on consumer credit card loans, portfolio management and risk management. Marketing services includes development and management of one to one and coalition loyalty programs, both online and offline. Additionally, marketing services includes customer relationship management ("CRM") consulting and strategic planning, database building and management, analytics and modeling, campaign management and direct marketing, (collectively, "ADSI's Business"); and

        WHEREAS ADSI has hired Associate as an Associate to work in ADSI's Business, and Associate will need to examine and make himself/herself aware of ADSI's and its Affiliates' business, which involves the use of Confidential Information to carry out his/her duties as assigned by ADSI from time to time; and

        WHEREAS ADSI possesses certain Confidential Information it intends to disclose to Associate solely for the purpose of enabling the Associate to perform Associate's duties and functions as an Associate of ADSI and for no other purpose; and

        WHEREAS in connection with the employment of the Associate by ADSI and in consideration of the grant by ADSI to the Associate on the date hereof of incentive stock options to purchase shares of Common Stock, $.01 par value, of ADSI's parent company Alliance Data Systems Corporation, on the terms and subject to the conditions specified in the Incentive Stock Option Agreement being executed by ADSI and the Associate simultaneously with the execution of this Agreement, and in consideration of immediate training to Associate, including additional disclosure of ADSI Confidential Information under the terms herein, the Associate has agreed, among other things, to preserve Confidential Information, to refrain from soliciting Associates of ADSI and its Affiliates and to not compete with ADSI or its Affiliates under the conditions specified herein;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ADSI and Associate hereby agree as follows:

1. Interpretation.

        In this agreement, the phrase "Confidential Information" means all information, including all documents and other tangible items which record information, whether on paper or in electronic or other storage form, in computer readable format or otherwise, relating to ADSI, its Affiliates, its customers, ADSI's Business and/or to the business of any of its Affiliates or customers, including, without limitation, all data of any kind whatsoever; know-how; experience; expertise; business plans; ways of doing business; business results or prospects; financial books, data and plans; pricing; supplier information and agreements; investor or lender data and information; business processes (whether or not the subject of a patent), computer software and specifications therefore; leases; and any and all agreements entered into by ADSI or its Affiliates and any information contained therein; database mining and marketing; customer relationship management programs; any technical, operating, design, economic, client, customer, consultant, consumer or collector related data and information, marketing strategies or initiatives and plans which at the time or times concerned is either capable of protection as a trade secret or is considered by ADSI or its Affiliates or customers to be of a confidential nature and is supplied to or obtained by Associate whether in the form of specifications, written or electronic data, drawings, or disclosed orally or otherwise. "Affiliate(s)" means any entity directly or indirectly controlling, controlled by, or under direct or indirect common control with ADSI.

2. Associate's Obligations.

        Associate shall, regardless of when the Confidential Information was or is received by Associate:

  (a) hold in confidence all Confidential Information and not reveal any Confidential Information to any other person without the prior written approval of a senior officer of ADSI;

  (b) use the Confidential Information only to perform Associate's duties and functions as an Associate of ADSI as directed by ADSI, and not use such Confidential Information for any other purpose;

  (c) keep all Confidential Information secret and confidential and diligently protect all Confidential Information against loss, and prevent unauthorized use or reproduction thereof; and

  (d) if requested by ADSI, or immediately upon termination of employment, return to ADSI all Confidential Information, all copies (including backup copies), reproductions, reprints and translations thereof, whether written, electronic or otherwise, in the possession of, or under the control of, the Associate.

3. Exceptions.

        The provisions of Section 2 shall not apply to:

  (a) Confidential Information which is or becomes generally available to the public other than as a result of a disclosure by Associate or a breach of this Agreement by Associate; or

  (b) Confidential Information which was available to Associate on a non-confidential basis prior to the date hereof from a person other than ADSI or its Affiliates or customers who was not otherwise bound by confidentiality obligations to ADSI or its Affiliates or customers and was not otherwise prohibited from disclosing the information to Associate; or

  (c) Confidential Information which becomes available to Associate on a non-confidential basis from a person other than ADSI or its Affiliates or customers who is not otherwise bound by confidentiality obligations to ADSI or its affiliates or customers and is not otherwise prohibited from disclosing the information to Associate; or

  (d) Confidential Information which the Associate is required by law to disclose, in which case, Associate will provide ADSI with notice of such obligation immediately to allow ADSI to seek such intervention as it may deem appropriate to prevent such disclosure including and not limited to initiating legal or administrative proceedings prior to disclosure.

4. ADSI Intellectual Property.

(a) Associate acknowledges and agrees that ADSI or its Affiliates are the sole owner of the Confidential Information (except Confidential Information owned by customers).

(b) Associate acknowledges and agrees that all inventions, formulas, techniques, processes, concepts, systems, programs, customer lists, compilations, and other intellectual property (whether or not patentable, patented, copyrighted, or subject to or susceptible of formal intellectual property protection under the laws of any jurisdiction and whether or not made during working hours) made or conceived by Associate solely or jointly with other person(s) during the term of Associate's employment with

ADSI that relate to activities or proposed activities of ADSI or its Affiliates or that result from work performed by Associate for ADSI or its Affiliates (collectively "ADSI Intellectual Property") shall be the property of ADSI.

(c) Associate agrees to promptly disclose in writing to ADSI all ADSI Intellectual Property and hereby assigns all right, title, and interest in ADSI Intellectual Property in any and all countries to ADSI or its nominee. Associate further agrees, when requested, to carry out the intent and purpose of the assignment by: (i) executing oaths, declarations, assignments, powers of attorney and other papers; (ii) communicating to ADSI all facts known to Associate relating to ADSI Intellectual Property, and the history thereof; and (iii) complying with requests of ADSI for perfecting title to ADSI Intellectual Property in ADSI, and for securing, maintaining and enforcing protection for ADSI Intellectual Property.

(d) Associate shall not be entitled to use ADSI Intellectual Property for Associate's benefit or the benefit of anyone except ADSI without written permission from ADSI and then only subject to the terms of such permission. Associate acknowledges that nothing herein is intended to give Associate any rights to, ownership interest in, or license with respect to, any of the Confidential Information, any ADSI Intellectual Property, or any patent, trademark or copyright. Associate waives any moral rights which Associate may have in and to such work.

5. Non-Competition.

(a) Associate acknowledges the confidential and sensitive nature of Confidential Information, and that the use or disclosure of, or even the appearance of the use or disclosure of, the Confidential Information in certain circumstances may cause irreparable damage to the business and reputation of ADSI or its Affiliates. Accordingly, and in consideration of the options and the immediate training which ADSI agrees to provide to Associate and ADSI's disclosure of additional Confidential Information as part of that training, including ADSI trade secrets, Associate shall not, within the Designated Geographical Area (defined below), until the expiration of 24 calendar months after the date on which Associate's employment with ADSI terminates (regardless of the circumstances in which the employment has ended), engage, directly or indirectly, in any business, enterprise or employment that is competitive with those aspects of ADSI's Business (defined above) in which Associate was involved or aware (hereinafter the "Non-Competition Covenant"). ADSI and Associate agree that this Non-Competition Covenant is fair and reasonable.

"Designated Geographical Area" shall mean and include any area of any state or foreign jurisdiction (i) in which ADSI or its Affiliates has conducted business or is conducting business at the time Associate ceases to be employed by ADSI, and in which the Associate has worked or has responsibilities, knowledge, or involvement while working for ADSI, or (ii) with respect to which ADSI or its Affiliates made plans, with Associate's knowledge while he was employed by ADSI, to conduct business at any time within 24 calendar months of the date Associate's employment with ADSI terminates.

Although ADSI and Associate have, in good faith, used their best efforts to make the limitations and scope of the Non-Competition Covenant reasonable, and it is not anticipated or intended by either party to this Agreement that any court of competent jurisdiction would find the Non-Competition Covenant unreasonable, in the event that a court should conclude that the Non-Competition Covenant is unreasonable, Associate and ADSI agree that the provisions should be reformed to restrict Associate's competition with ADSI to the maximum extent enforceable to adequately protect Confidential Information and ADSI's interests, including ADSI trade secrets.

6. Actions Contrary to Interests of ADSI.

During the term of Associate's employment with ADSI and for a period of one year immediately following the effective date of termination of the Associate's employment with ADSI, regardless of the circumstances in which the employment has ended, Associate shall not, directly or indirectly, alone or in conjunction with another person in any manner:

(a)
solicit or encourage any officer or Associate of ADSI or its Affiliates to leave the employment of ADSI or its Affiliates or to otherwise harm their relationship with or commitment to ADSI or its Affiliates;

(b)
hire any officer or Associate who has left the employment of ADSI or its Affiliates within six months of the termination of such officer's or Associate's employment with ADSI or its Affiliates;

(c)
solicit or encourage any independent contractors, suppliers or referral sources performing services for ADSI or its Affiliates to cease or modify such performances or to otherwise harm their relationships with or commitment to ADSI or its Affiliates; or

(d)
solicit, induce or attempt to induce any past, current or prospective customer or supplier of ADSI or its Affiliates to cease doing business in whole or in part with ADSI or its Affiliates.

7. Incentive Stock Options.

Associate hereby acknowledges that, in consideration for the covenants herein, Associate has been granted pursuant to a separate agreement on the date hereof the option(s) to purchase shares of common stock of Alliance Data Systems Corporation pursuant to the Amended and Restated Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Plan.

8. ADSI Property.

(a) All memoranda, notes, lists, records, e-mails, computer files and other documents and information (and all copies, versions, and translations thereof) made or compiled by the Associate or made available to the Associate concerning ADSI's Business or ADSI or its Affiliates shall be the property of ADSI and shall be delivered to ADSI at any time upon request. All such property shall be delivered to ADSI immediately upon the cessation of the Associate's employment.

(b) Associate agrees to return to ADSI all documents, materials, computer hardware and software, PDAs, supplies, calling or credit cards, keys, passes, cell phones, pagers and any other property or data that is the property of ADSI or its Affiliates or was used in the course of Associate's employment with ADSI at any time upon request by ADSI. The return of such items shall be made at or before the time of termination of employment or, if that is not possible, as soon thereafter as is possible.

9. Injunctive Relief.

Each party acknowledges that the provisions of this Agreement are only such as are reasonably necessary for the protection of ADSI's and its Affiliates' rights in respect of the Confidential Information and ADSI Intellectual Property. Associate agrees that damages alone would not be an adequate remedy for the irreparable harm to ADSI, its affiliates and ADSI's Business that would result from violation of any of the provisions hereof, that ADSI shall be entitled to specific performance and/or similar equitable remedy in respect of by any such violation or any threatened violation of such provisions (and Associate hereby consents to the granting of such relief to enforce the provisions hereof) and that ADSI may enforce its rights under this Agreement by bringing suit for injunctive relief or specific performance without payment of bond or security in connection therewith.

10. Conflicting Obligations.

Associate has listed below all obligations associate has with others pertaining to the subject matter of this Agreement, or which would restrict Associate's acceptance of duty assignments by ADSI.

11. General.

(a)
Independent Legal Advice. Associate acknowledges that Associate has been advised by ADSI to obtain independent legal advice, and has had an opportunity to obtain such advice, with respect to the Agreement.

(b)
Entire Agreement. This is the entire agreement and supercedes all prior agreements and understandings, whether oral or written, between the parties with respect to the subject matter hereof. This Agreement may not be amended except by the written agreement of the parties hereto. Associate expressly warrants that no promise or agreement that is not herein expressed has been made to Associate in executing this Agreement and that Associate is not relying upon any statement or representation of ADSI or its Affiliates not expressly contained in this Agreement.

(c)
No Waiver. Any failure by any party to exercise its rights or remedies hereunder or any delay by such party in the exercise of any of its rights and remedies hereunder shall not, to the extent permitted by law, operate as a waiver or variation of such or any other right or remedy hereunder.

(d)
Severability. Each covenant by Associate contained herein shall be independent and severable from the others, and in the event that any provision of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected thereby. Should any provision of this Agreement be held invalid, illegal or unenforceable in any respect, the parties agree to negotiate in good faith a valid, legal and enforceable provision effectuating the original intent of the parties.

(e)
Assignment. Associate may not assign this Agreement or any of Associate's rights or obligations hereunder.

(f)
Inurement. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, permitted assigns, heirs, and personal representatives.

(g)
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (without regard to such state's choice of law rules) and the parties agree to the non-exclusive jurisdiction of the courts of the State of Texas to resolve any dispute which may arise between them concerning this Agreement and the subject matter hereof, without prejudice to ADSI's right to commence any action against Associate in any other applicable jurisdiction.

(h)
Employment at Will. Associate agrees and acknowledges that Associate's employment may be terminated at any time, with or without cause. Nothing in this Agreement or in any policy statement or manual shall be construed to limit ADSI's right to terminate this employment relationship at any time.

        IN WITNESS WHEREOF, ADSI and Associate have executed this agreement as of the date first above written.

ADS ALLIANCE DATA SYSTEMS, INC.

Authorized Signature
Printed Name
Title
Date
ASSOCIATE
Associate's Signature
Printed Name
Date
LIST OF CONFLICTING OBLIGATIONS, IF ANY:

QuickLinks

  Exhibit 10.24
ADS ALLIANCE DATA SYSTEMS, INC. ASSOCIATE CONFIDENTIALITY AGREEMENT
  1. Interpretation.
  2. Associate's Obligations.
  3. Exceptions.
  4. ADSI Intellectual Property.
  5. Non-Competition.
  6. Actions Contrary to Interests of ADSI.
  7. Incentive Stock Options.
  8. ADSI Property.
  9. Injunctive Relief.
  10. Conflicting Obligations.
  11. General.
  ADS ALLIANCE DATA SYSTEMS, INC.